                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 27, 2000, on the consolidated financial statements and supporting schedule of GTE Corporation and subsidiaries included in the Annual Report on Form 10-K of GTE Corporation for the year ended December 31, 1999 which is incorporated by reference in this Form 8-K, into the following previously filed Registration Statements of Bell Atlantic Corporation:

          1.       Form S-4 of Bell Atlantic Corporation (File No. 333-30800)
          2.       Form S-8 of Bell Atlantic Corporation (File No. 333-66785)
          3.       Form S-8 of Bell Atlantic Corporation (File No. 333-66459)
          4.       Form S-8 of Bell Atlantic Corporation (File No. 333-66349)
          5.       Form S-3 of Bell Atlantic Corporation (File No. 33-49085)
          6.       Form S-3 of Bell Atlantic Corporation (File No. 333-48083)
          7.       Form S-3 of Bell Atlantic Corporation (File No. 33-30642)
          8.       Form S-3 of Bell Atlantic Corporation (File No. 33-8451)
          9.       Form S-8 of Bell Atlantic Corporation (File No. 33-10377)
          10.      Form S-8 of Bell Atlantic Corporation (File No. 33-10378)
          11.      Form S-8 of Bell Atlantic Corporation (File No. 33-58681)
          12.      Form S-8 of Bell Atlantic Corporation (File No. 33-58683)
          13.      Form S-8 of Bell Atlantic Corporation (File No. 333-00409)
          14.      Form S-8 of Bell Atlantic Corporation (File No. 33-36551)
          15.      Form S-3 of Bell Atlantic Corporation (File No. 33-62393)
          16.      Form S-4 of Bell Atlantic Corporation (File No. 333-11573)
          17.      Form S-8 of Bell Atlantic Corporation (File No. 333-33747)
          18.      Form S-8 of Bell Atlantic Corporation (File No. 333-41593)
          19.      Form S-3 of Bell Atlantic Corporation (File No. 333-42801)
          20.      Form S-8 of Bell Atlantic Corporation (File No. 333-45985)
          21.      Form S-8 of Bell Atlantic Corporation (File No. 333-75553)
          22.      Form S-8 of Bell Atlantic Corporation (File No. 333-81619)
          23.      Form S-3 of Bell Atlantic Corporation (File No. 333-78121-01)




Dallas, Texas                                           /s/ ARTHUR ANDERSEN LLP
June 30, 2000